Exhibit 10.35

THIRD AMENDMENT TO CERTAIN

OPERATIVE AGREEMENTS

AND CONSENT

THIS THIRD AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS AND CONSENT dated as of March 6, 2001 (this "Amendment") is by and among PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation (the "Lessee" or the " Construction Agent"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), but solely as the Owner Trustee under the PFG Real Estate Trust 1997-1 (the "Owner Trustee ", the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties hereto from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement (hereinafter defined), individually, a "Lender" and collectively, the "Lenders"); FIRST UNION NATIONAL BANK, a national banking association ("First Union"), as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as holders of certificates issued with respect to the PFG Real Estate Trust 1997-1 (subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a "Holder" and collectively, the "Holders"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in Appendix A to the Participation Agreement.

W I T N E S S E T H:

WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of August 29, 1997 (the "Participation Agreement"), certain of the parties to this Amendment are parties to that certain Credit Agreement dated as of August 29, 1997 (the "Credit Agreement"), certain of the parties to this Amendment are parties to that certain Trust Agreement dated as of August 29, 1997 (the "Trust Agreement"), certain of the parties to this Amendment are parties to that certain Lease Agreement dated as of August 29, 1997 (the "Lease") and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $47 million tax retention operating lease facility (the "Facility") that has been established in favor of the Lessee;

WHEREAS, the Lessee has requested certain modifications to the Participation Agreement, the Credit Agreement, the Trust Agreement and the other Operative Agreements in connection with the Lessee's request to increase the size of the Facility from $47 million to $55 million and extend the Construction Period Termination Date to July 31, 2001;

WHEREAS, the Construction Agent has requested the consent of the Financing Parties in connection with certain covenants and other agreements and obligations of the Construction Agent under the Agency Agreement and under the other Operative Agreements;

WHEREAS, the Financing Parties have agreed to the requested modifications and consents on the terms and conditions set forth herein;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

PART I

PARTICIPATION AGREEMENT

1. Section 8.3(h) of the Participation Agreement is hereby amended to read as follows:

(h) The Lessee hereby covenants and agrees that as of Completion (i) the aggregate Property Cost shall not exceed $55,000,000 and (ii) each parcel of the Property shall be a Permitted Facility.

2. Appendix A to the Participation Agreement is hereby amended to add or modify the following defined terms as follows:

"Construction Period Termination Date" shall mean the earlier of (a) the date that the Commitments have been terminated in their entirety in accordance with the terms of Section 2.5(a) of the Credit Agreement, or (b) July 31, 2001.

CREDIT AGREEMENT

Schedule 2.1 of the Credit Agreement is hereby deemed amended and restated in its entirety to read as Schedule 2.1 attached hereto as EXHIBIT 1.

TRUST AGREEMENT

Schedule I of the Trust Agreement is hereby deemed amended and restated in its entirety to read as Schedule I attached hereto as EXHIBIT 2.

PART II

CONSENT

The Financing Parties hereby (a) agree to permit the Construction Agent to cause the Completion Date with respect to the Property more particularly described in that certain Lease Supplement No. 3 dated as of October 18, 1999 between the Lessor and the Lessee to occur after September 12, 1999 and (b) agree that the Construction Agent's failure to cause the Completion Date with respect to the Property more particularly described in that certain Lease Supplement No. 3 dated as of October 18, 1999 between the Lessor and the Lessee to occur on or before September 12, 1999 does not violate Sections 2.6(b), (c), (d) or (h) of the Agency Agreement. The agreements and consents set forth in this Part II is a one-time consent and shall not be construed to be a waiver as to future compliance with any duty, term, condition or covenant set forth in the Agency Agreement or the Construction Agent's or the Lessee's obligation to comply fully with any other duty, term, condition or covenant contained in any of the other Operative Agreements.

PART III

MISCELLANEOUS

1. This Amendment shall be effective upon satisfaction of the following conditions:

(a) execution and delivery of this Amendment by the parties hereto and execution and delivery of such other documents, agreements or instruments deemed necessary or advisable by the Agent;

(b) receipt by the Agent of an officer's certificate and/or a secretary's certificate of each Credit Party (in form and in substance reasonably satisfactory to the Agent) certifying that a resolution has been adopted by such Credit Party's Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, specifying that no Default or Event of Default shall have occurred and be continuing, specifying that the representations and warranties of such Credit Party set forth in the Participation Agreement are true and correct (except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officer of such Credit Party executing this Amendment;

(c) receipt by the Agent of legal opinions of counsel to the Credit Parties relating to this Amendment in form and substance reasonably satisfactory to the Agent; and

(d) receipt by the Agent, on behalf of each Lender (and each Holder, to the extent such Holder is not also a Lender), of an amendment fee equal to $3,500.00 per Lender (or Holder, to the extent such Holder is not also a Lender); provided, however, the requirement set forth in this subsection (d) with respect to any Lender (or Holder, to the extent such Holder is not also a Lender) shall be deemed to be satisfied if the Agent, in its sole discretion, determines that such Lender (or Holder, to the extent such Holder is not also a Lender) has received the fee described in Section 6(a) of that certain Fourth Amendment to Credit Agreement dated as of March 6, 2001, among the Lessee, the lenders parties thereto and First Union National Bank, as administrative agent.

2. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain in full force and effect.

3. The Credit Parties agree to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

4. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

5. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

PERFORMANCE FOOD GROUP COMPANY,
as the Construction Agent and as the Lessee

By:

Name:

Title:

[signature pages continue]

FIRST SECURITY BANK, NATIONAL ASSOCIATION,
not individually, except as expressly stated herein,
but solely as the Owner Trustee under the PFG Real Estate Trust 1997-1

By:

Name:

Title:

[signature pages continue]

FIRST UNION NATIONAL BANK,
as a Holder, as a Lender and as the Agent

By:

Name:

Title:

[signature pages continue]

SUNTRUST BANK, ATLANTA,
as a Holder and as a Lender

By:

Name:

Title:

By:

Name:

Title:

[signature pages continue]

HIBERNIA NATIONAL BANK, as a Lender

By:

Name:

Title:

[signature pages end]

EXHIBIT 1

Schedule 2.1
	Tranche A		Tranche B
	Commitment		Commitment

Name and Address of Lenders	Amount/Percentage		Amount/Percentage

First Union National Bank	$22,898,000	47.55%	$2,466,455	47.52%
c/o First Union Securities, Inc.
301 South College Street, TW-6
Charlotte, North Carolina 28288-0166
Attention: Jane Hurley
Telephone: (704) 383-3812
Telecopy: (704) 383-7989

Hibernia National Bank	$15,750,000	32.70%	$1,750,000	33.72%
313 Carondelet Street, 12th Floor
New Orleans, Louisiana 70130
Attention: Connie Disbrow
Telephone: (504) 533-3044
Telecopy: (504) 533-5344

SunTrust Bank	$9,512,000	19.75%	$973,545	18.76%
919 East Main Street
Richmond, Virginia 23219
Attention: Gray Key
Telephone: (804) 782-5237
Telecopy: (804) 782-5413

TOTAL	$48,160,000	100%	$5,190,000	100%

The Commitment of each Lender shall be subject to increase or reduction in accordance with the provisions of the Operative Agreements, including without limitation Section 2 of the Credit Agreement and Section 5.11 of the Participation Agreement.

EXHIBIT 2

SCHEDULE I

HOLDER COMMITMENTS

Name of Holder	Holder Commitment Amount/Percentage
First Union National Bank c/o First Union Securities, Inc. 301 South College Street, TW-6 Charlotte, North Carolina 28288-0166 Attention: Jane Hurley Telephone: (704) 383-3812 Telecopy: (704) 383-7989	$945,000	57.27%

SunTrust Bank 919 East Main Street Richmond, Virginia 23219 Attention: Gray Key Telephone: (804) 782-5237 Telecopy: (804) 782-5413	$705,000	42.73%

TOTAL	$1,650,000	100%

The Holder Commitment of each Holder shall be subject to increase or reduction in accordance with the provisions of the Operative Agreements, including without limitation Article III of the Trust Agreement and Section 5.11 of the Participation Agreement.